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                                                                  Exhibit 10-28

                             ACCUMED INTERNATIONAL, INC.

                                   PUBLIC OFFERING

                     LETTER OF TRANSMITTAL AND CUSTODY AGREEMENT



American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005


Ladies and Gentlemen:

    The undersigned holder of common stock or vested options or warrants to purchase shares of common stock of AccuMed International, Inc., a Delaware corporation (the "Company"), understands that the undersigned and certain other stockholders of the Company (the undersigned and such other stockholders being hereinafter referred to as the "Selling Stockholders") will sell, and the Company will issue and sell, shares of common stock, par value $.01 per share, of the Company (the "Common Stock") to certain underwriters (the "Underwriters") to be named on Schedule I to that certain underwriting agreement (the "Underwriting Agreement") to be entered into among the Company, the Selling Stockholders and Tucker Anthony Incorporated and Vector Securities International, Inc., as representatives (the "Representatives") of the Underwriters. The undersigned also understands that in connection with such offering the Company has filed a Registration Statement on Form S-2 (the "Registration Statement") with the Securities and Exchange Commission (the "Commission") to register the shares to be offered under the Securities Act of 1933, as amended (the "Act").

    1. DELIVERY OF STOCK CERTIFICATES AND OPTION EXERCISE NOTICES AND APPOINTMENT OF CUSTODIAN.

    Enclosed herewith are (i) a certificate or certificates (the "Stock Certificate(s)"), in negotiable and deliverable form (with signatures guaranteed, along with a duly executed stock power(s) (the "Stock Powers"), in blank, bearing the signature of the undersigned so guaranteed), (ii) a warrant certificate or certificates (the "Warrant Certificate(s)") and/or (iii) a stock option agreement (the "Stock Option Agreement(s)"), as appropriate, representing the number of shares of Common Stock, (or, in the case of the Warrant Certificate(s) and the Stock Option Agreement(s), the right to purchase such number of shares of Common Stock) as set forth on Schedule I hereto. The Stock Certificate(s) and the Warrant Certificate(s) are referred to collectively herein as the "Certificate(s)." As custodian pursuant to this Letter of Transmittal and Custody Agreement (this "Custody Agreement"), American Stock Transfer & Trust Company (the "Custodian") is to hold the Certificate(s) deposited herewith for the
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account of the undersigned and to dispose of the Certificate(s) in accordance with this Custody Agreement.

    In addition, to the extent that the undersigned proposes to exercise options or warrants in connection with the sale of shares of Common Stock to the Underwriters, there is deposited with the Custodian herewith a copy of a notice of exercise (in the case of warrants, such notice of exercise to be in the form attached to the applicable Warrant Certificate or warrant agreement) and an accompanying letter of direction by the Company (collectively, the "Exercise Notice") with respect to the options (the "Options") or warrants (the "Warrants") to purchase the number of shares of Common Stock set forth on
Schedule I attached hereto (collectively, the "Options/Warrants"), together with stock powers duly endorsed in blank by the undersigned (with signatures guaranteed as described above) and with such other documents and requisites as may be necessary to place the certificates for Common Stock issuable upon the exercise of the Options/Warrants in fully negotiable form. Pursuant to the Exercise Notice, the Options/Warrants will be exercised on the Closing Date (as defined in the Underwriting Agreement) for the number of shares of Common Stock designated on Schedule I. The Exercise Notice and the certificates representing shares of Common Stock issuable upon the exercise of the Options/Warrants are to be held by the Custodian for the account of the undersigned and are to be dealt with by the Custodian in accordance with this Custody Agreement.

    2.   ADDITIONAL DOCUMENTS TO BE DELIVERED BY THE UNDERSIGNED.

    If applicable, the undersigned hereby also agrees to deliver the following documents to the Custodian upon the Custodian's request: (i) If the undersigned is acting as trustee or in any other fiduciary or representative capacity, duly certified copies of each trust agreement, will, letters testamentary or other instrument pursuant to which the undersigned is authorized to act as a Selling Stockholder; (ii) If the undersigned is a corporation, duly certified resolutions of its Board of Directors authorizing it to enter into this Custody Agreement and the Underwriting Agreement and duly certified copies of such corporation's By-Laws and Articles of Incorporation; or (iii) If the undersigned is a partnership, extracts of any applicable provisions of its partnership agreement (and applicable provisions of the charter document or partnership agreement of the general partner(s) of such partnership) authorizing such partnership to enter into this Custody Agreement and the Underwriting Agreement.

    The undersigned also agrees to deliver to the Attorneys (as defined in this letter) or to the Custodian such additional documentation as the Attorneys, or either of them, or the Company, the Representatives, or the Custodian or any of their respective counsel, may request to effectuate or confirm compliance with any of the provisions hereof or of the Underwriting Agreement, all of the foregoing to be in form and substance satisfactory in all respects to the Attorneys, the Company, the Representatives, the Custodian and their respective counsel.


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    3.   DELIVERY OF IRREVOCABLE POWER OF ATTORNEY.

    At the same time that the undersigned signed and delivered this Custody Agreement, the undersigned signed an Irrevocable Power Of Attorney of Selling Stockholder (the "Power of Attorney") authorizing Peter P. Gombrich and Jude Augustine or their duly designated substitutes (throughout this Custody Agreement, such individuals are sometimes individually referred to as the "Attorney" and sometimes collectively referred to as "Attorneys" and in any capacity described herein, such individuals are fully authorized to act, in their sole discretion, together or alone), to take certain actions under the Power of Attorney and for that purpose to execute, deliver and perform the Underwriting Agreement on behalf of the undersigned.

    4.   DIRECTIONS TO THE CUSTODIAN.

    The Custodian is hereby authorized and directed to hold the Certificate(s), the Stock Option Agreement(s), the Exercise Notice and the Stock Power(s) deposited in your custody. If and when the Attorneys shall have furnished the Custodian with a counterpart of the Underwriting Agreement that has been executed and delivered by or on behalf of the undersigned and all other parties thereto, the Custodian is hereby also authorized and directed on behalf of the undersigned, in the case of Options/Warrants with respect to which an Exercise Notice is so deposited, to issue on the Closing Date certificates representing the shares of Common Stock issuable upon the exercise of the Options/Warrants on the Closing Date, as designated by the undersigned holder, of which the certificates for shares of Common Stock intended to be sold pursuant to the Underwriting Agreement by the undersigned shall be without legends restricting transfer or disposition of such shares. On the Closing Date (as defined in the Underwriting Agreement), the Custodian is authorized and directed, on behalf of the undersigned, (i) to cause the number of shares of Common Stock which are to be sold by the undersigned on such Closing Date be transferred on the books of the Company into such names as the Representatives shall have instructed the Custodian, (ii) to purchase all stock transfer tax stamps necessary (if any) in connection with the transfer of such shares as aforesaid, and (iii) to deliver new certificates to the Representatives, in such names and denominations as the Representatives may designate, against payment for such shares of Common Stock pursuant to the Underwriting Agreement, to give receipt for such payment and to deposit the same to the Custodian's account. The Custodian is hereby further authorized and instructed to (i) draw upon such account to (a) pay such expenses, if any, as the Custodian may be instructed to pay by any one or both of the Attorneys and (b) in the case of Options/Warrants, to remit promptly to the Company an amount equal to the sum of (x) the exercise price payable in connection with the exercise of such Options or Warrants, as the case may be, as set forth in Schedule I, and (y) the withholding taxes payable in connection with the exercise of such Options or Warrants, as the case may be, as indicated in the Exercise Notice, and (ii) to remit promptly to the undersigned, in accordance with the payment instructions set forth following the signature of the undersigned at the end of this letter, the balance, after deducting such expenses and, if applicable, such exercise price and withholding taxes. At the time of such remittance you shall also return to the undersigned,


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personally or by registered or certified United States mail addressed to the undersigned at the address shown below the signature of the undersigned at the end of this letter, new stock or warrant certificates (with a legend or legends restricting the transfer or disposition of such stock or warrants, as the case may be) representing the number of shares of Common Stock, if any, represented by the Certificate(s) and the Exercise Notice deposited with you, which are in excess of the number of shares of Common Stock sold by the undersigned to the Underwriters.

    The Custodian is hereby also authorized and directed (i) to permit inspection and packaging by the Underwriters of the certificates being delivered pursuant to the Underwriting Agreement as provided in the Underwriting Agreement, (ii) to determine, in the sole and absolute discretion of the Custodian, whether and when, the purpose for, and the manner in which, any power conferred herein to the Custodian shall be exercised, and the conditions, provisions and covenants of any instrument or document which may be executed by the Custodian hereto and (iii) to do all things pursuant to this Custody Agreement as the Custodian may in its sole discretion deem appropriate, including, without limitation, the execution and delivery of all certificates, receipts, instruments, letters of transmittal and other documents and papers required, contemplated by or deemed by the Custodian appropriate in connection with this Custody Agreement to the Underwriters or any other person, and the employment of such counsel or other person or firms as the Custodian in its sole and absolute discretion shall deem necessary.

    Until the Underwriters make payment to the Custodian of the purchase price for the shares to be sold by the undersigned, the undersigned will remain the owner of such shares and will have the right to vote such shares and all other shares, if any, represented by the Stock Certificate(s) or received upon the exercise of the Options or Warrants, as the case may be, and to receive all dividends and distributions thereon.

    The Custodian will be entitled to act and rely upon any statement, request, notice or instructions respecting this Custody Agreement given to the Custodian by the Attorneys or either of them.

    In taking any action required by the Underwriters, the Custodian may rely upon a writing by the Representatives.

    5.   LIMITATION OF CUSTODIAN LIABILITY; INDEMNIFICATION OF THE
         CUSTODIAN.

    It is understood that the Custodian assumes no responsibility or liability to any person other than to deal with the Certificate(s), Stock Option Agreement(s), Exercise Notice and Stock Power(s) deposited with this letter and the proceeds from the sale of all or a portion of the shares represented thereby in accordance with the provisions of this Custody Agreement, and the undersigned agrees to indemnify and hold the Custodian harmless with respect to


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anything done by the Custodian in good faith and in accordance with the foregoing instructions.

    6.   TERMINATION OF CUSTODY AGREEMENT.

    If the Underwriting Agreement has not been entered into prior to September 30, 1996, then, upon the written request of the undersigned to the Custodian (accompanied by written notice of termination of the Power of Attorney addressed to each of the Attorneys) on or after that date, the Custodian shall return to the undersigned the Certificate(s), Stock Option Agreement(s), Exercise Notice and Stock Power(s).

    Under the terms of the Power of Attorney, authority is granted, made and conferred subject to and in consideration of the interests of the Attorneys, the Company, the Underwriters and other Selling Stockholders. Prior to September 30, 1996, the Power of Attorney constitutes an agency coupled with an interest and is therefore irrevocable and not subject to termination by the undersigned or by operation of law, whether by the death or incapacity of the undersigned, the termination of any trust or estate, the dissolution or liquidation of any corporation or partnership or the occurrence of any other event, and the obligations of the undersigned under the Underwriting Agreement are similarly not subject to termination and will remain in full force and effect until such date.

    Accordingly, the Certificate(s), Stock Option Agreement(s), Exercise Notice and Stock Power(s), as applicable, deposited with the Custodian and the Custodian's authority by virtue of this letter are subject to the interests of the Attorneys, the Company, the Underwriters and the other Selling Stockholders, and this Custody Agreement and the Custodian's authority by virtue of this letter are irrevocable and are not subject to termination by the undersigned or by operation of law, whether by the death or incapacity of the undersigned, the termination of any trust or estate, the dissolution or liquidation of any corporation or partnership or the occurrence of any other event. If the undersigned should die or become incapacitated, if any trust or estate should be terminated, if any corporation or partnership should be dissolved or liquidated or if any other such event should occur, the Custodian must deliver certificate(s) for the shares to be sold by the undersigned in accordance with the terms and conditions of the Underwriting Agreement and this Custody Agreement, and any action taken by the Custodian pursuant to this Custody Agreement will be as valid as if such death or incapacity, termination, dissolution, liquidation or other event had not occurred, regardless of whether or not the Custodian or the Attorneys, or either of the Attorneys, received notice of such death, incapacity termination dissolution, liquidation or other event.

    7.   TRANSFER TAXES.

    The undersigned hereby agrees that it will pay any and all transfer taxes incident to the transfer to the Underwriters of the shares of stock being sold by such Selling Stockholder as contemplated herewith.


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    8.   MISCELLANEOUS.

    This Custody Agreement will be governed by the laws of the State of Illinois as applied to transactions taking place wholly within Illinois between Illinois residents.

    This Custody Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.


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

    IN WITNESS WHEREOF, the undesigned has executed this Custody Agreement this _________, 1996.

                                       Selling Stockholder(s)




                                       ________________________________________



                                       ________________________________________
                                       Printed Name(s)

                                       To be signed exactly as name appears on
                                       deposited Certificate(s) (or, if only an Exercise Notice is deposited, as name appears on Exercise Notice).



                                       Signature Guaranteed by:



                                       ----------------------------------------

                                       By:_____________________________________



                                       (Note:  The signature(s) must be
                                       medallion guaranteed by a national bank
                                       or trust company, or a member firm of
                                       the National Association of Securities
                                       Dealers, Inc., or by a financial
                                       institution that is a participant in the Security Transfer Agents Medallion Program or the New York Stock Exchange Medallion Signature Guarantee Program. Notarization by a notary public is not acceptable.)


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

                                 PAYMENT INSTRUCTIONS


     Funds held by the Custodian representing proceeds received upon the sale of shares of Common Stock less all authorized draws hereunder are to be remitted in accordance with the provisions of this Letter of Transmittal and Custody Agreement by mailing a cashier's check (payable to the order of the Selling Stockholder) to:


               Name:     ______________________________
               Address:  ______________________________
                         ______________________________
                         ______________________________
                         ______________________________
                              (Please Print)


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

                        CUSTODIAN'S ACKNOWLEDGMENT AND RECEIPT

     American Stock Transfer & Trust Company, as Custodian, acknowledges acceptance of the duties of Custodian under the foregoing Custody Agreement and receipt of the Certificate(s), Stock Power(s), Stock Option Agreement(s) and Exercise Notice, as the case may be, referred to therein.

Dated:_________________________

                                             AMERICAN STOCK TRANSFER & TRUST
                                             COMPANY



                                             By: ______________________________


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

                                      SCHEDULE I

                              __________________________

                              __________________________
                                Stockholder's Name(s)


                                        Maximum Number of Shares of Common Stock to be Sold by the Undersigned to the
                                        Underwriters:

                                        __________ Initial Shares







                                                       Number of Shares to
                            Number of Shares of   be Sold from Stock Certificate
                               Common Stock          if Less Than All Shares
     Stock Certificate      Represented by Each        Represented Thereby
         Number(s)           Stock Certificate            are to be Sold (1)
         ---------           -----------------         --------------------

     ___________________    ___________________        ____________________
     ___________________    ___________________        ____________________
     ___________________    ___________________        ____________________





                                                                                 Number of Shares to
                                              Number of Shares of         be Sold from Warrant Certificate
                                               Common Stock if                  Less Than All Shares
           Warrant Certificate                Represented by Each                Represented Thereby                Exercise Price
                Number(s)                     Warrant Certificate                  are to be Sold(1)                    per Share
                ---------                     -------------------                  -----------------                    ---------

           ___________________                ___________________               ____________________            ____________________
           ___________________                ___________________               ____________________            ____________________
           ___________________                ___________________               ____________________            ____________________




- -------------------
(1) If no indication is made, selection to be at the Custodian's discretion.



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

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

                                            Number of Shares
                                              to be Sold
    Number of Shares of                     from Exercise
      Common Stock                        Notice if Less Than
    Represented by an                    All Shares Represented                Exercise Price
     Exercise Notice                     Thereby are to be Sold (1)              per Share
     ---------------                     --------------------------              ---------


    ___________________                    ___________________               ____________________
    ___________________                    ___________________               ____________________
    ___________________                    ___________________               ____________________






TOTAL NUMBER OF SHARES TO BE SOLD (2)

____________________
(2) This total must be equal to the maximum number of shares of Common Stock to be sold to the Underwriters, as indicated in the table above.


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